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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported) -
                                  July 27, 1998


                                  ARISTAR, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                     1-3521                    95-4128205
(State or other jurisdiction of   (Commission File            (I.R.S. Employer
        incorporation)                 Number)               Identification No.)

                8900 GRAND OAK CIRCLE, TAMPA, FLORIDA 33637-1050
                    (Address of principal executive offices)


              Registrant's telephone number, including area code -
                                 (813) 632-4500


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)        Exhibits

      Exhibit       Description

         1          Terms Agreement dated July 28, 1998, among Aristar, Inc.
                    (the "Company") and Chase Securities Inc., Bear, Stearns &
                    Co. Inc., Deutsche Bank Securities Inc., Lehman Brothers
                    Inc., and Nesbitt Burns Inc. that incorporates by reference the Debt Securities Underwriting Agreement Basic Provisions dated October 6, 1997, the form of which was filed with the Securities and Exchange Commission on June 12, 1997, as
                    Exhibit (1)(a) to the Company's Registration Statement on
                    Form S-3 (No. 333-29049) under the Securities Act of 1933, as amended.

         4          Specimen Global 6.00% Senior Note due August 1, 2001.

         23(a)      Consent of Counsel - Foster Pepper & Shefelman PLLC.

         23(b)      Consent of Independent Accountants - Deloitte & Touche LLP.

         23(c)      Consent of Independent Accountants - PricewaterhouseCoopers LLP.

         99 Materials used in connection with a telephone conference with prospective investors on July 27, 1998.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ARISTAR, INC.



                                        By: /s/ FAY L. CHAPMAN
                                            ------------------------------------
                                            Fay L. Chapman
                                            Executive Vice President


Date:  July 28, 1998

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                                  EXHIBIT INDEX

        Exhibit     Description
        -------     -----------
         1          Terms Agreement dated July 28, 1998, among the Company and
                    Chase Securities Inc., Bear, Stearns & Co. Inc., Deutsche
                    Bank Securities Inc., Lehman Brothers Inc., and Nesbitt
                    Burns Inc. that incorporates by reference the Debt
                    Securities Underwriting Agreement Basic Provisions dated
                    October 6, 1997, the form of which was filed with the
                    Securities and Exchange Commission on June 12, 1997, as
                    Exhibit (1)(a) to the Company's Registration Statement on
                    Form S-3 (No. 333-29049) under the Securities Act of 1933, as amended.

         4          Specimen Global 6.00% Senior Note due August 1, 2001.

         23(a)      Consent of Counsel - Foster Pepper & Shefelman PLLC.

         23(b)      Consent of Independent Accountants - Deloitte & Touche LLP.

         23(c)      Consent of Independent Accountants - PricewaterhouseCoopers LLP

         99 Materials used in connection with a telephone conference with prospective investors on July 27, 1998.


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